UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2006


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                 000-27969               94-3180138
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 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.

     Michael Zuckerman, formerly the Company's Senior Vice President and General Manager of the Industrial Group, agreed on March 27, 2006, to be the Senior Vice President and General Manager of the 3D Business Group (the "3D Group") for Immersion Corporation, a Delaware corporation (the "Company"). In his new position, Mr. Zuckerman will receive an annual salary of $200,000 and be entitled to quarterly bonuses calculated as a percentage of the operating profit of the 3D Group. In addition, in the event that Mr. Zuckerman is terminated from this position without cause, Mr. Zuckerman is entitled to (i) twelve months of continued salary, at the end current salary rate, (ii) twelve months of additional vesting on his stock options, and (iii) provided that Mr. Zuckerman elects to purchase group health insurance in accordance with federal law ("COBRA"), the Company shall pay the premiums for such COBRA coverage for twelve months.

     A copy of Mr. Zuckerman's offer letter is attached hereto as Exhibit 10.63. A copy of Mr. Zuckerman's Variable Compensation Plan is attached hereto as
Exhibit 10.64.


Item 9.01    Financial Statement and Exhibits.

   (d) Exhibits.

   Exhibit Number        Exhibit Title or Description
   --------------        -------------------------------------------------------
   10.63                 Offer letter between the Company and Mr. Zuckerman
                         dated March 27, 2006.
   10.64                 Variable Compensation Plan dated March 27, 2006 by and
                         between Immersion Corporation and Michael Zuckerman.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IMMERSION CORPORATION


Date: March 31, 2006                     By: /s/ Stephen M. Ambler
                                             -----------------------------------
                                             Stephen M. Ambler
                                             Chief Financial Officer and
                                             Vice President, Finance


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.            Description
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10.63                  Offer letter between the Company and Mr. Zuckerman dated
                       March 27, 2006

10.64 Variable Compensation Plan dated March 27, 2006 by and between Immersion Corporation and Michael Zuckerman.